EXHIBIT 10.11 to Annual Report on Form 10-KSB of SpectraSCIENCE, Inc. for the year ended December 31, 1997

                              SPECTRASCIENCE, INC.
                                 1991 STOCK PLAN
                           (As Amended March 9, 1998)


                 SECTION 1. General Purpose of Plan; Definitions

     The name of this plan is the SpectraScience, Inc. 1991 Stock Plan (the "Plan"). The purpose of the Plan is to enable SpectraScience, Inc. (the "Company") and its Subsidiaries to retain and attract executives, key employees (whether full or part-time), consultants and non-employee directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

(a)  "Board" means the Board of Directors of the Company.

(b) "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

(c)  "Code" means the Internal Revenue Code of 1986, as amended.

(d) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(e) "Company" means, SpectraScience, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

(f) "Disability" means permanent and total disability as determined by the Committee.

(g) "Disinterested Person" shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

(h) "Early Retirement" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

(i) "Fair Market Value" means the value of the Stock on a given date as determined by the Committee in accordance with the applicable Treasury Department regulations under Section 422A of the Code with respect to "incentive stock options."

(j) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

(k) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."

(1) "Non-Employee Director" means any member of the Board who is not an employee of the Company, any Parent Corporation or Subsidiary.

(m) "Normal Retirement" means retirement from active employment with the Company, any Subsidiary or Parent Corporation of the Company on or after age 65.

(n) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(o)  "Retirement" means Normal Retirement or Early Retirement.

(p)  "Stock" means the Common Stock, $.25 par value per share, of the Company.


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(q)  "Stock  Appreciation  Right" means the right  pursuant to an award  granted under Section 6 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

(r) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

(s) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                            SECTION 2. Administration

     The Plan shall be administered by the Board of Directors or by a Committee of not less than two directors, all of whom are Disinterested Persons, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board.

     The Committee shall have the power and authority to grant to eligible persons, pursuant to the terms of the Plan: (A) Stock Options or (B) Stock Appreciation Rights.

     In particular, the Committee shall have the authority:

(i) to select the officers and other key employees of the Company or its Subsidiaries, and consultants and other persons having a contractual relationship with the Company or its Subsidiaries, to whom Stock Options and/or Stock Appreciation Rights may from time to time be granted hereunder;

(ii)  to  determine   whether  and  to  what  extent  Incentive  Stock  Options,
Non-Qualified Stock Options or Stock Appreciation Rights, or a combination of the foregoing, are to be granted hereunder;

(iii) to determine the number of shares to be covered by each such award granted hereunder;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto) and to amend such terms and conditions (including, but not limited to, any amendment which accelerates the vesting of any award); and

(v) to determine whether, to what extent, and under what circumstances, Stock Options may be exercised following termination of employment.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate its authority to the President and/or the Chief Executive Officer of the Company for the purpose of selecting employees who are not officers of the Company for purposes of (A) above.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

                        SECTION 3. Stock Subject to Plan

     The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,640,000 shares, subject to increase or decrease in the event of any adjustment required in the paragraph below. Such shares may consist, in whole or in part, of authorized and unissued shares. Subject to paragraph (b)(iv) of Section 6 below, if any shares that have been optioned cease to be subject to Options, are forfeited or such award otherwise terminates without a payment being made to the participant, such shares shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split (reverse or other), other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding options granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Option.


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                             SECTION 4. Eligibility

     Officers, other key employees of the Company or its subsidiaries, Non-Employee Directors and consultants and other persons having a contractual relationship with the Company or its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Option or Stock Appreciation Right awards under the Plan. Except for Non-Employee Directors, whose participation in the Plan shall be limited as provided in paragraph (k) of
Section 5, the optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

                            SECTION 5. Stock Options

     Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after July 10, 2001.

     The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock options, or both types of options (in each case with or without Stock Appreciation Rights). To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

     Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422A of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

     Options  granted under the Plan shall be subject to the following terms and
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable.

     (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not, except as provided in this paragraph or in paragraph (1) below, be less than 85% of the Fair Market Value of the Stock on the date of the grant of the Option unless the Option itself or such lower option price per share is approved by the shareholders. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

     (c) Exercisability. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Installment exercise restrictions may be based upon the lapse of time, the attainment of specified performance goals, or a combination of each.
Notwithstanding the foregoing, unless the Stock Option Agreement provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise provisions, upon the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company. In the event of a transaction within (ii), the surviving entity shall issue comparable options (i.e. having an equivalent spread between exercise price and stock fair market value) to the holders of the Stock Options.


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     (d) Method of Exercise.  Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including
promissory  notes  or  a  properly   executed   exercise  notice  together  with
irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. If the terms of an option so permit, or the Committee so provides, an optionee may elect to pay all or part of the option exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value equal to the aggregate option exercise price for the shares with respect to which such election is made. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

     (e) Non-transferability Of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionees lifetime, only by the optionee.

     (f) Termination by Death. If an optionees employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of two years (or such shorter period as the committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

     (g) Termination by Reason of Disability. If an optionees employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after two years (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

     (h) Termination by Reason of Retirement. If an optionees employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after two years (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Other Termination. Unless otherwise determined by the Committee or as set forth in paragraph (1) below, if an optionees employment by the Company, any Subsidiary or Parent Corporation terminates for any reason other than death, Disability or Retirement, any Stock option held by such optionee may thereafter be exercised to the extent it was exercisable at such termination, but may not be exercised after two years (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that if the optionees employment is terminated for Cause, all rights under the Stock Option shall terminate and expire upon such termination.

     (j) Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company, any subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.


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     (k)  Non-Employee  Directors.  Each  Non-Employee  Director  serving  as  a director on October 1, 1994 shall, on or before October 15, 1994, surrender for cancellations all options held by such person to purchase shares of the Company's Common Stock (pre-split) and shall be granted options to purchase the same number of shares of the Company's Common Stock (post-split). Each Non-Employee Director not serving as a director on October 1, 1994 elected as director (whether by vote of shareholders or directors) shall, upon such election, be granted an option to purchase 10,000 shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 above).

     Each Non-Employee Director serving as a director on October 1, 1994 shall, on or before October 15, 1995, be granted an option to purchase an additional 5,000 shares of the Company's Common Stock in lieu of any 1995 annual grant to which such director would otherwise be entitled.

     Each Non-Employee Director shall automatically be granted an option to purchase 5,000 shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 above) annually during the period such director serves on the Board and the Plan is in effect. The date of the automatic grant shall be January 1 if the Non-Employee Director is serving on the Board on such date, and the date on which the Non-Employee Director commences services on the Board if the director is elected after January 1. If a Non-Employee Director commences service on the Board after June 30 in any year in which the Plan is in effect then, for such year, such director shall be granted an option to purchase 2,500 shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 above).

     All Non-Employee Director Stock Options shall be granted at a price per share equal to 100% of the Fair Market Value of the Company's Common Stock on the date of grant. The term of each Non-Employee Director Stock Option shall be ten years from the date of grant.

     All such Stock Options shall be designated as Non-Qualified Stock options and shall be subject to the same terms and provisions as are then in effect with respect to the grant of Non-Qualified Stock Options to salaried officers and key employees of the Company, except that (i) the term of each such Stock Option shall be equal to ten years; (ii) each Stock Option shall become exercisable as to all or any part of the shares subject to the Stock Option beginning one year after the date the Stock Option is granted; and (iii) no Stock Appreciation Rights may be granted to Non-Employee Directors in conjunction with any Stock Options granted under this paragraph (k) or in any other manner under this Plan. Subject to the foregoing, all provisions of this Plan not inconsistent with the foregoing shall apply to Stock Options granted to Non-Employee Directors. There is no maximum in the number of shares as to which Stock Options may be granted to any individuals/Non-Employee Director under this Plan. The maximum aggregate number of shares as to which Stock Options may be granted to Non-Employee Directors under this Plan shall be 200,000 shares. The number of shares reflects the June 30, 1994, 1-for-5 reverse stock split of the Company's Common Stock and shall be further subject to adjustment pursuant to Section 3 above.

     (l) Yurek and Seiler Options. The options to be granted to Daryl F. Yurek (1,000,000 shares) and James L. Seiler (50,000 shares) at $.50 per share are issued pursuant to that certain financing transaction to be approved by shareholders on or about January 30, 1992. At the time of issue, Mr. Yurek was an employee of the Company and Mr. Seiler was a consultant to the Company. Paragraph (i) above notwithstanding, if the Company terminates Mr. Yurek's employment other than for cause, disability or death, then all of the Option shares shall vest for both Yurek and Seiler and the two optionees shall continue to have the right to exercise the Options pursuant to the terms thereof as if Mr. Yurek's employment had continued.

                      SECTION 6. Stock Appreciation Rights

     (a) Grant and Exercise. Except as set forth in paragraph (k) of Section 5, Stock Appreciation Rights may be granted in conjunction with all or part of any Stock option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of the option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.


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     (b) Terms and  Conditions.  Stock  Appreciation  Rights shall be subject to applicable regulations relating to the exercise of Stock Appreciation Rights by optionees subject to reporting responsibilities under Section 16 of the Securities and Exchange Act of 1934, and to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

     (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

     (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5 of the Plan.

     (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued or issuable under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

     (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Option.

                   SECTION 7. Transfer, Leave of Absence, Etc

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

     (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

     (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to re-employment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

                      SECTION 8. Amendments and Termination

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an optionee or participant under a Stock Option or Stock Appreciation Right or other Stock-based award theretofore granted, without the optionees or participant's consent, or (ii) which without the approval of the shareholders of the Company would cause the Plan to no longer comply with rules promulgated by the Securities and Exchange Commission under authority granted in Section 16 of the Securities Exchange Act of 1934, as amended, Section 422A of the Code or any other regulatory requirements.

     The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted options, including previously granted options having higher option prices.


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


                       SECTION 9. Unfunded Status of Plan

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.


                         SECTION 10. General Provisions

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock delivered under the Plan pursuant to any Stock-based awards shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the securities and Exchange commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Subject to paragraph (d) below, recipients of Stock-based awards under the Plan (other than Stock Options) are not required to make any payment or provide consideration other than the rendering of services.

     (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

     (d) Each participant shall, no later than the date as of which any part of the value of an award first becomes includible as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the written terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 10(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

     (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company, pursuant to which the participant shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant. The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase shares of Stock acquired pursuant to the Plan by any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of the Company.

                       SECTION 11. Effective Date of Plan

     The Plan shall be effective on July 11, 1991 (the date of approval by the Board of Directors), subject to approval by a vote of the holders of a majority of the Stock present and entitled to vote at the next Annual or Special Meeting of the Company's shareholders and shall expire (unless terminated earlier) as of July 10,


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


2001. Awards may be granted under the Plan prior to shareholder approval, provided such awards are made subject to shareholder approval.














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